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                             PROSPECTUS SUPPLEMENT
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                   SEPARATE ACCOUNT VA-K (DELAWARE MEDALLION)
                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 1997

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Effective for all Contracts issued on or after July 18, any portion of an initial net payment (or a subsequent net payment received during the Contract's first fifteen days) allocated to a Sub-Account or to a Guarantee Period Account will be invested as requested and will not be held in the Cash Reserve Series
for the Contract's first fifteen days.   As such, the second and third sentences
of the fourth paragraph under "A. PAYMENTS" in the Prospectus for Delaware Medallion III and the second, third and fourth sentences of the third paragraph under "A. PAYMENTS" in the Prospectus for Delaware I and II are deleted.


Supplement dated July 9, 1997